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                         SUPPLEMENT DATED JUNE 30, 2005
               TO e-VARIABLE ANNUITY PROSPECTUS DATED MAY 2, 2005

This supplement is intended for distribution with the e-Variable Annuity prospectus dated May 2, 2005 ("Product Prospectus") that describes certain variable annuity contracts issued by the John Hancock Variable Life Insurance Company.

NEW ADDRESSES FOR SERVICE

Effective July 1, 2005, we are changing the addresses for our Servicing Centers. We replace the Servicing Center information shown on page 1 of the Product Prospectus with the following:

           ELECTRONIC SERVICING CENTER                   ANNUITY SERVICE CENTER
     URL: http://www.annuitynetadvisror.com        John Hancock eVariable Annuity Team
                                                  2350 Corporate Park Drive, Suite 600
                                                         Herndon, VA 20171-4580
                                                         Telephone: 877-266-8638
                                                         Facsimile: 703-234-0152

In addition, all references to the "Administrative Servicing Center" in the Product Prospectus are changed to the "Annuity Service Center."


LIMITED SERVICES AVAILABLE THROUGH THE ELECTRONIC SERVICING CENTER

Effective July 1, 2005, we are reducing the services available through the Electronic Servicing Center. We revise the Product Prospectus to delete your ability to perform various transactions electronically, and revise other sections of the Product Prospectus to require you to submit requests directly to the Annuity Service Center, as follows:

1. We revise our response to the question "What is the Electronic Servicing Center?" to read:

         We maintain an Electronic Servicing Center specifically for this contract to provide variable annuity contract information and other information to current owners. The Electronic Servicing Center also contains detailed instructions on how to initiate transactions, and provides the necessary forms for transactions such as transferring value among variable investment options, changing the annuitant, beneficiary or owner, withdrawing value from a contract, changing the date of maturity or annuity option, and reporting a death claim. These instructions must be followed and CONTAIN A REQUIREMENT FOR YOU TO FAX OR MAIL A DOCUMENT WITH YOUR SIGNATURE to our Annuity Service Center or to a different address.

         If we should change the Electronic Servicing Center or our Annuity Service Center, we will notify you in writing.

         To view, download, or print electronic documents, you must have access to the Internet, maintain a valid e-mail address, and install ADOBE ACROBAT READER on your computer.

         We do not currently charge a fee for providing electronic documents; however, you may incur Internet access charges, telephone charges, and other third party charges when receiving electronic documents or downloading required software. YOUR ABILITY TO ACCESS OR TRANSACT BUSINESS ON THE ELECTRONIC SERVICING CENTER MAY BE LIMITED DUE TO CIRCUMSTANCES BEYOND OUR CONTROL, SUCH AS SYSTEM OUTAGES.

         You may obtain a paper copy of documents relating to your contract by writing to our Annuity Service Center. Please indicate which documents you want to receive on paper and provide us with your mailing address. We may charge a fee for producing paper copies of documents that have been delivered to you previously.

2. We revise our response to the question "How Can I Change My Contract's Investment Allocations?" to read:

         ALLOCATION OF PREMIUM PAYMENTS

         Any time you send a premium payment, you will need to specify the variable investment option(s) in which your premium payment will be allocated. If you do not specify, we will allocate the premium payment to the money market. All percentages that you select must be in whole numbers.

         Currently, we do not impose a limit on the number of variable investment options that you may use at any one time or over the life of your contract, although we reserve the right to do so in the future. A New Premium form may be found at the Electronic Servicing Center.

         (CONTINUED ON PAGE 2 OF THIS SUPPLEMENT)



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         PROCEDURE FOR TRANSFERRING YOUR ASSETS

         You may REQUEST A TRANSFER OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS BY SENDING US ACCEPTABLE NOTICE IN WRITING TO OUR ANNUITY SERVICE OFFICE. Your request should include:

         o        your name,

         o        daytime telephone number,

         o        contract number,

         o the names of the variable investment options being transferred to and from each, and

         o        the amount of each transfer.

         The request becomes effective on the day we receive your request in proper form. A Transfer form may be found at the Electronic Servicing Center.

3. We revise our response to the question "How Can I Withdraw Money from My Contract" to read:

         SURRENDERS AND PARTIAL WITHDRAWALS

         Prior to your contract's date of maturity, if the annuitant is living, you may:

         o surrender (i.e., "turn in") your contract for a cash payment of its surrender value, or

         o        make a partial withdrawal of the surrender value.

         The surrender value of a contract is the total value of a contract, minus any applicable premium tax. You may REQUEST A SURRENDER BY WRITING TO OUR ADMINISTRATIVE SERVICE CENTER. We will determine the amount surrendered as of the date we receive your request in writing at the Administrative Service Center.

         You may REQUEST A PARTIAL WITHDRAWAL OF THE SURRENDER VALUE BY WRITING TO OUR ANNUITY SERVICE CENTER. We will determine the amount withdrawn as of the date we receive your request in proper form.

         Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described in section "Tax information" in the Additional Information portion of this prospectus. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any portion taxable of the withdrawal taxable.

         We will deduct any partial withdrawal proportionally from each of your variable investment options based on the value in each, unless you direct otherwise.

         Without our prior approval, you may not make a partial withdrawal

         o        for an amount less than $300, or

         o if the remaining total value of your contract would be less than $1,000.

         A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

         You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.



You should retain a copy of this Supplement for future reference.




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